UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Lineage Cell Therapeutics, Inc.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Lineage Cell Therapeutics, Inc. Annual Meeting of Shareholders Tuesday, June 11, 2024, 8:00 AM, Pacific Time 2173 Salk Avenue Suite 200 Carlsbad, CA 92008 styleINA Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 11, 2024 For Shareholders of Record as of April 19, 2024 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/LCTX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the proposals to be voted upon at the meeting. The complete proxy materials are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 31, 2024. Internet: www.investorelections.com/LCTX Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Lineage Cell Therapeutics, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH NOMINEE LISTED IN PROPOSALS 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL 1. To elect eight directors to hold office until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified. 1.01 Dipti Amin 1.02 Deborah Andrews 1.03 Don M. Bailey 1.04 Neal C. Bradsher 1.05 Brian M. Culley 1.06 Anula Jayasuriya 1.07 Michael H. Mulroy 1.08 Angus C. Russell 2. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2024. 3. To approve, on an advisory basis, the compensation paid to our named executive officers. 4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.